Prepaid Expenses And Other Current Assets (Schedule Of Prepaid Expenses And Other Current Assets) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Value added taxes receivable	$ 17	$ 53
Franchise taxes receivable	0	32
Prepaid expenses	312	322
Debt issuance costs, current portion	53	136
Other	81	15
Prepaid expenses and other current assets total	$ 463	$ 558